Sub-Item 77I: Terms of New or Amended Securities
Effective April 14, 2014, the Goldman Sachs Strategic Income Fund (the "Strategic Income Fund") commenced offering Advisor, Institutional and Service Shares. The terms of the Advisor Shares for the Strategic Income Fund are described in the Strategic Income Fund's Prospectus filed on Form N-1A pursuant to Rule 497 under the Securities Act of 1933 with the Securities and Exchange Commission on April 16, 2014 (Accession No. 0001193125-14-145940), and the terms of the Institutional and Service Shares for the Strategic Income Fund are described in the Strategic Income Fund's Prospectuses filed on Form N-1A pursuant to Rule 497 under the Securities Act of 1933 with the Securities and Exchange Commission on April 14, 2014 (Accession No. 0001193125-14-142607). Amendment No. 21 dated February 11, 2014 to the Trust's Agreement and Declaration of Trust, dated September 16, 1997, which established Advisor, Institutional and Service Shares for the Strategic Income Fund, is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 7, 2014 (Accession No. 0001193125-14-133819).
Effective April 25, 2014, the Goldman Sachs Multi-Strategy Alternatives Portfolio (the "Multi-Strategy Alternatives Portfolio") commenced offering Advisor, Institutional and Service Shares. The terms of the Advisor, Institutional and Service Shares for the Multi-Strategy Alternatives Portfolio are described in the Multi-Strategy Alternatives Portfolio's Prospectuses filed on Form N-1A pursuant to Rule 497 under the Securities Act of 1933 with the Securities and Exchange Commission on April 24, 2014 (Accession No. 0001193125-14-157347).  Amendment No. 21 dated February 11, 2014 to the Trust's Agreement and Declaration of Trust, dated September 16, 1997, which established Advisor, Institutional and Service Shares for the Multi-Strategy Alternatives Portfolio, is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 7, 2014 (Accession No. 0001193125-14-133819).